SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): June 15, 1999

             TIERS ASSET-BACKED SECURITIES, SERIES BLS TRUST 1997-6 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                    33-55860                 52-6880113
--------                    ---------                ----------
(STATE OR OTHER             (COMMISSION             (IRS EMPLOYER
JURISDICTION OF              FILE                    IDENTIFICATION
INCORPORATION OR             NUMBER)                 NUMBER)
ORGANIZATION)

c/o Delaware Trust Capital Management Inc.
c/o First Union Trust Co. N.A.
920 King Street, One Rodney Sqare , 1st Floor
Wilmington, Delaware                                     19801
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE (302) 888-7539

__________________________________N/A______________________________________
    (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 1.    CHANGES IN CONTROL OF REGISTRANT.

           NOT APPLICABLE.

Item 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           NOT APPLICABLE.

Item 3.    BANKRUPTCY OR RECEIVERSHIP.

           NOT APPLICABLE.

Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           NOT APPLICABLE.

Item 5.    OTHER EVENTS.

           NOT APPLICABLE.

Item 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS.

           NOT APPLICABLE.

Item 7.    FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a)  NOT APPLICABLE.

           (b)  NOT APPLICABLE.

           (c)  EXHIBITS.

1. Indenture Trustee's Monthly Report in respect of the June 15, 1999 Distribution Date

Item 8.    CHANGE IN FISCAL YEAR.

           NOT APPLICABLE.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     TIERS ASSET-BACKED SECURITIES
                                     Series BLS Trust 1997-6

                                 By: Delaware Trust Capital Management, Inc.
                                     not in its individual capacity,
                                     but solely as Owner Trustee on behalf of
                                     TIERS Asset-Backed Securities,
                                     Series BLS Trust 1997-6

                                     By:/s/ STERLING C. CORREIA
                                        -------------------------------------
                                        Name:  STERLING C. CORREIA
                                        Title: VICE PRESIDENT

Dated: June 15, 1999

                                  EXHIBIT INDEX

EXHIBIT                                                        PAGE

1.   Trustee's Report in respect of the June 15, 1999
     Distribution Date for TIERS SERIES BLS 1997-6               5